UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2009

INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Continental Power Exchange, Inc. (“CPEX”) adopted a pre-arranged stock trading plan in November 2009 pursuant to guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934 to sell shares of IntercontinentalExchange, Inc.’s (“ICE”) common stock.  Jeffrey C. Sprecher, the Chairman and Chief Executive Officer of ICE, owns 100% of the equity interest in CPEX and CPEX has no operations and no assets other than its equity interest in ICE.  CPEX holds approximately 1.8 million shares of ICE common stock.  The sales under the trading plan represent less than 15% of Mr. Sprecher’s combined holdings of stock, restricted stock and vested in-the-money stock options (directly or indirectly through CPEX).  The sales of stock under the trading plan will enable Mr. Sprecher to implement certain tax planning measures and diversify his personal investment portfolio.

Under the ICE Stock Ownership Policy, Mr. Sprecher is required to hold ten times his base salary in ICE securities.  After the sales contemplated in the stock trading plan, Mr. Sprecher will continue to hold approximately 240 times his base salary in ICE securities under the Stock Ownership Policy. The trading plan was adopted during an authorized trading period and will expire on or before May 31, 2010. Under Rule 10b5-1 trading plans, trades may be executed at times when an officer is in possession of material non-public information provided the trade is executed based on the application of a formula or binding instructions determined at the time the trading plan was arranged and the trading plan was entered into at a time when the officer was not in possession of material non-public information.  Any stock sales that occur under the trading plan will be publicly disclosed in accordance with U.S. securities laws.

Forward-Looking Statements – Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange, Inc. that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of ICE’s management and are subject to significant risks and uncertainties.  Actual results may differ materially from those set forth in the forward-looking statements.  For a discussion of risks and uncertainties that could cause actual results to differ from those contained in any forward-looking statements, see ICE's Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the risk factors in ICE's Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 11, 2009.  You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclosure material information under the securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

/s/ Scott A. Hill
Scott A. Hill
Senior Vice President, Chief Financial Officer

Date:  December 10, 2009

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